UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 6, 2026

THE GEO GROUP, INC.

(Exact Name of Registrant as Specified in its Charter)

Florida	1-14260	65-0043078
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

4955 Technology Way, Boca Raton, Florida	33431
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (561) 893-0101

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 Par Value	GEO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5	Corporate Governance and Management

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 6, 2026, J. David Donahue, the Company’s Chief Executive Officer, provided notice to The GEO Group, Inc. (“GEO” or the “Company”) of his retirement effective February 28, 2026 (the “Separation Date”).

Mr. Donahue and GEO entered into a Separation Agreement and General Release on February 9, 2026 (the “Separation Agreement”). Pursuant to the terms of the Separation Agreement, Mr. Donahue will be entitled to receive the following in addition to accrued wages: (i) the payment of $104,167 per month commencing on March 1, 2026 and continuing through February 28, 2028 in accordance with the terms of the Consultant Agreement described below; (ii) be entitled to the payment of health insurance premiums for himself and any covered dependents under the Consolidated Omnibus Budget Reconciliation Act (“COBRA”) for a period ending on the earlier of eighteen (18) months following the Separation Date (or up to twenty-four (24) months if entitled to an extension) or the date he is no longer entitled to receive COBRA continuation coverage; and (iii) the outstanding unvested stock options and restricted stock previously granted to Mr. Donahue will continue to vest in accordance with the applicable performance-based vesting metrics under the Company’s long-term equity incentive plan. The Separation Agreement also contains mutual release, cooperation and non-disparagement provisions. The foregoing description of the Separation Agreement is qualified in its entirety by reference to the full text of the Separation Agreement, which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Mr. Donahue and GEO also entered into a Consultant Agreement (the “Consultant Agreement”), effective as of March 1, 2026, for a term continuing through February 28, 2028 (the “Consulting Period”). Pursuant to the terms of the Consultant Agreement, Mr. Donahue will provide consulting services to GEO with respect to secure services business opportunities in the United States and overseas, including business development services and contract administration assistance for existing contracts. In consideration for such services, Mr. Donahue will receive, as previously disclosed in the Separation Agreement, the consulting fee of $104,167 per month during the Consulting Period, payable upon submission of a monthly billing statement, and will be reimbursed for reasonable and necessary documented travel and business expenses incurred in connection with the performance of services, subject to prior approval requirements. The Consultant Agreement also contains provisions related to confidentiality and conflicts of interest. The foregoing description of the Consultant Agreement is qualified in its entirety by reference to the full text of the Consultant Agreement, which is filed as Exhibit 10.2 hereto and is incorporated herein by reference.

On February 9, 2026, George C. Zoley, GEO’s founder and Executive Chairman, was appointed Chief Executive Officer effective March 1, 2026 (the “Effective Date”). Dr. Zoley’s biography covering his business experience and educational background is included in the Company’s Definitive Proxy Statement for its 2025 Annual Meeting of Shareholders filed on March 20, 2025 under the heading “Proposal 1: Election of Directors”, which section is incorporated by reference herein. As GEO’s founder, Dr. Zoley’s knowledge, experience, and leadership are invaluable to the operation and development of the Company. His more than 40 years with the Company make him uniquely qualified to be GEO’s Chairman and Chief Executive Officer.

In connection with his appointment, Dr. Zoley and the Company entered into the Second Amendment to Executive Employment Agreement (the “Employment Agreement”) on February 9, 2026 to reflect Dr. Zoley’s new title as Chairman and Chief Executive Officer and amend the compensation terms discussed below beginning on the Effective Date. The term of the Employment Agreement remains the same and ends on April 2, 2029 as may be extended by mutual agreement of the parties on an annual basis subject to the termination provisions in the Employment Agreement. Pursuant to the terms of the Employment Agreement, Dr. Zoley will serve as Chief Executive Officer and report directly to the Board of Directors.

Under the terms of the Employment Agreement, Dr. Zoley will be paid an annual base salary of $1,200,000, subject to the review and potential increase in the sole discretion of the Compensation Committee. Dr. Zoley will also be entitled to receive a target annual performance award of 200% of Dr. Zoley’s base salary and be entitled to receive an annual equity incentive award of restricted stock with a grant date fair value equal to at least 300% of Dr. Zoley’s base salary that shall vest in accordance with the terms of the Company’s equity compensation plan. In addition, Dr. Zoley is entitled to the compensation and benefits provided under the Amended and Restated Executive Retirement Agreement, between Dr. Zoley and GEO, dated May 27, 2021. All other terms and conditions of Dr. Zoley’s Employment Agreement with GEO shall remain unchanged and in full force and effect in accordance with the Executive Chairman Employment Agreement, dated May 27, 2021, as amended by the Amendment to Executive Chairman Employment Agreement, dated July 7, 2025.

The foregoing description of the Employment Agreement is qualified in its entirety by reference to the full text of the Employment Agreement, which is filed as Exhibit 10.3 hereto and is incorporated herein by reference.

There are no arrangements or understandings between Dr. Zoley and any other person pursuant to which Dr. Zoley was appointed to serve as Chief Executive Officer of the Company. Please see the disclosure in the Company’s Definitive Proxy Statement for its 2025 Annual Meeting of Shareholders filed on March 20, 2025 for the other disclosure required by Items 401(d) and 404(a) of Regulation S-K under the heading “Certain Relationships and Related Party Transactions”, which section is incorporated by reference herein.

Section 7	Regulation FD

Item 7.01	Regulation FD Disclosure.

On February 12, 2026, the Company issued a press release announcing the senior management changes discussed in Item 5.02 above, which is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information furnished in this Item 7.01, including Exhibit 99.1 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filings under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing. The filing of this Item 7.01 of this Current Report on Form 8-K shall not be deemed an admission as to the materiality of any information herein that is required to be disclosed solely by reason of Regulation FD.

Section 9	Financial Statements and Exhibits.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Separation Agreement and General Release, entered into on February 9, 2026, between The GEO Group, Inc. and J. David Donahue.

10.2	Consultant Agreement, entered into on February 9, 2026, between The GEO Group, Inc. and J. David Donahue.

10.3	Second Amendment to Executive Employment Agreement, entered into on February 9, 2026, between The GEO Group, Inc. and George C. Zoley.

99.1	Press release, dated February 12, 2026.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE GEO GROUP, INC.

February 12, 2026	By:	/s/ Mark J. Suchinski
Date		Mark J. Suchinski
Senior Vice President and Chief Financial Officer
(Principal Financial Officer)